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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549



                                    FORM 8-K


                                 CURRENT REPORT




                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



     Date of Report (Date of earliest event reported)  January 13, 1997
                                                       ---------------


                           Statewide Financial Corp.
                           -------------------------
             (Exact name of registrant as specified in its charter)


                New Jersey                0-26546            22-3397900
     --------------------------------   ------------   --------------------
     (State or other jurisdiction of    (Commission    (IRS Employer
          incorporation)                 File Number)   Identification No.)


           70 Sip Avenue, Jersey City, New Jersey             07306
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      (Address of principal executive offices)              (Zip Code)



     Registrant's telephone number, including area code (201) 795-4000
                                                         -------------




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     Item 1.   Changes in Control of Registrant.
               ---------------------------------
               Not Applicable.



     Item 2.   Acquisition or Disposition of Assets.
               -------------------------------------
               Not Applicable.



     Item 3.   Bankruptcy or Receivership.
               ---------------------------
               Not Applicable.



     Item 4.   Changes in Registrant's Certifying Accountant.
               ----------------------------------------------
               Not Applicable.



     Item 5.   Other Events.
               -------------
               Registrant issued a Press Release on Monday,
               January 13, 1997 announcing Michael J. Griffin as President of Statewide Savings Bank, the principal operating subsidiary of Statewide Financial Corp.




     Item 6.   Resignations of Registrant's Directors.
               ---------------------------------------
               Not Applicable.



     Item 7.   Exhibits and Financial Statements.
               ----------------------------------

               Exhibit No.              Description
               -----------              -----------

                  99                    Press Release dated Monday,
                                        January 13, 1997 announcing
                                        Michael J. Griffin as President of
                                        Statewide Savings Bank, the
                                        principal operating subsidiary of
                                        Statewide Financial Corp.



     Item 8.   Change in fiscal year
               ---------------------
               Not Applicable.



                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, Statewide Financial Corp. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                  STATEWIDE FINANCIAL CORP.
                                                  -------------------------
                                                       (Registrant)


     Dated:    January 14, 1997                   By:  Bernard F. Lenihan
                                                  -------------------------
                                                  Senior Vice President and
                                                  Chief Financial Officer




                                 EXHIBIT INDEX
                                 -------------


                           CURRENT REPORT ON FORM 8-K
                           --------------------------



     Exhibit No.         Description
     -----------         -----------

     99 Press Release dated Monday, January 13, 1997 announcing Michael J. Griffin as President of Statewide Savings Bank, the principal operating subsidiary of Statewide Financial Corp.


     FOR IMMEDIATE RELEASE                   CONTACT:  Joseph Passantino
     January 13, 1997                                  (908) 382-1066



                   STATEWIDE SAVINGS BANK NAMES NEW PRESIDENT


     Jersey City, N.J., January 13, 1997--Michael J. Griffin has been named president and chief operating officer of Statewide Savings Bank. The announcement was made by Bank Chairman and Chief Executive Officer Victor M. Richel, who also serves as chairman, president and chief executive officer of Statewide Financial Corp, the holding company for the bank.

     Building on 30 years of broad-based experience in the banking industry, Griffin will be responsible for Statewide's overall market development and banking operations and will report directly to Richel. The primary goal for the new president will be to continue implementation of the bank's strategic program, which was launched at the time of the initial public offering in September 1995. His other responsibilities involve expanding upon the bank's success in generating new loans, analyzing potential opportunities for acquisitions and enhancing existing products and services.

     "Mike Griffin is a recognized leader in the banking industry, and has a proven track record as a manager of both large and small commercial banking operations," said Richel. "His exceptional skills and experience on the commercial side of banking will bring to Statewide the level of talent we've been looking for in order to continue to build our market strength as a leading New Jersey-based, independent community bank."

     The Lebanon Township resident started his banking career at Commercial Trust Co. in Jersey City, becoming vice president and treasurer before joining Summit Bancorporation in 1981. During his 15 years at Summit Bank, Griffin oversaw the successful integration of several banks purchased by the parent company. He served as president and CEO of the Maplewood Bank and Trust Company in Maplewood and of Town and Country Bank in Flemington, two banks acquired by Summit. Under his leadership, each bank grew significantly in size and was effectively assimilated into the Summit organization.

     Griffin later became executive vice president of Somerset Trust Company in Somerville, which was also purchased by Summit Bank. In this role, Griffin had responsibility for all financial analysis, budgeting and reporting, marketing, branch administration and operations. He then became executive vice president of Summit Bank in Chatham, where he oversaw asset-based new product development, system application installation and updates, and performed due diligence for bank mergers and acquisition.

     "In Mike, we've found an experienced banker who understands first hand the rigors of the banking revolution now taking place and how to manage an operation through this competitive arena," Richel said. "He knows how to cut costs and generate revenues, and he will be an integral part of taking Statewide to the next level of competition in community banking."

     The Jersey City native received a master of business administration degree from Pace University in New York City and holds a bachelor of science degree in mathematics and economics from Saint Peter's College in Jersey City.

     Since 1990, Griffin has served as a national media spokesperson for the American Bankers Association (ABA) in Washington, D.C. In addition, he has served on the ABA's Communications Council.

     Headquartered in Jersey City, Statewide Savings Bank conducts business from 16 locations in Hudson, Union, Bergen and Passaic counties. Statewide's deposits are insured by the Savings Association Insurance Fund (SAIF) of the Federal Deposit Insurance Corporation (FDIC). Statewide Financial Corp, the bank's parent company, is publicly traded on Nasdaq under the symbol "SFIN."